Prudential Investments LLC

655 Broad Street

Newark, New Jersey 07102

AST Investment Services, Inc.

One Corporate Drive

Shelton, Connecticut 06484

October 17, 2016

The Board of Trustees of Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Re: Contractual Fee Waivers

Prudential Investments LLC and AST Investment Services, Inc. (collectively, the "Investment Managers") hereby agree to cap expenses / reimburse certain expenses and/or waive a portion of their investment management fees as more particularly described and set forth for the Portfolio listed on Exhibit A hereto.

Very truly yours,

Prudential Investments LLC

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: Senior Vice President

AST Investment Services, Inc.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

Exhibit A

AST Advanced Strategies Portfolio: The Investment Managers have contractually agreed to waive 0.003% of their investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

Prudential Investments LLC

655 Broad Street

Newark, New Jersey 07102

AST Investment Services, Inc.

One Corporate Drive

Shelton, Connecticut 06484

November 1, 2016

The Board of Trustees of Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Re: Contractual Fee Waivers

Prudential Investments LLC and AST Investment Services, Inc. (collectively, the "Investment Managers") hereby agree to cap expenses / reimburse certain expenses and/or waive a portion of their investment management fees as more particularly described and set forth for each Portfolio listed on Exhibit A hereto.

Very truly yours,

Prudential Investments LLC

By: /s/ Timothy S. Cronin
Name: Timothy S. Cronin
Title: Senior Vice President

AST Investment Services, Inc.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

Exhibit A

AST Lord Abbett Core Fixed Income Portfolio: The Investment Managers have contractually agreed to waive 0.018% of their investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio: The Investment Managers have contractually agreed to waive 0.002% of their investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.